Other Income (Tables)	12 Months Ended
Dec. 31, 2017
OTHER INCOME.
Schedule of other income

($ millions)	2017	2016

Energy trading activities

Unrealized (losses) recognized in earnings during the period	(37)	(47)

(Losses) gains on inventory valuation	(39)	62

Risk management activities(1)	(19)	(25)

Investment and interest income	162	77

Risk mitigation and insurance proceeds(2)	76	41

Change in value of pipeline commitments and other	(18)	53

	125	161

(1)	Includes fair value changes related to short-term derivative contracts in the Oil Sands and Refining and Marketing segments and long-term forward-starting interest rate swaps in the Corporate segment.
(2)

2017 includes property damage insurance proceeds for Syncrude in the Oil Sands segment and 2016 includes property damage insurance proceeds for the Terra Nova asset in the Exploration and Production segment.